Muller Data Corporation
--------------------------------------------------------------------------------
Financial Times Information


September 28, 1999




Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:     EMPIRE STATE MUNICIPAL EXEMPT TRUST
        Series 71 Post - Effective Amendment No. 6


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 33-53688, for the referenced Trust and acknowledge that Muller Data Corporation is currently acting as the evaluator for the Empire State Municipal Exempt Trust Series 71. Subsequently, we hereby consent to the reference of Muller Data Corporation as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolio of the Trust, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,


---------------
Art Brasch
Vice President



            395 Hudson Street New York, NY 10014-3622 (212) 807-3800

Muller Data Corporation
--------------------------------------------------------------------------------
Financial Times Information


September 28, 1998




Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:     EMPIRE STATE MUNICIPAL EXEMPT TRUST
        Guaranteed Series 118, 119 & 120 Post - Effective Amendment No. 4


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 33-53688, for the referenced Trust and acknowledge that Muller Data Corporation is currently acting as the evaluator for the Empire State Municipal Exempt Trust Guaranteed Series 118, 119 and 120. Subsequently, we hereby consent to the reference of Muller Data Corporation as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolio of the Trust, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,


---------------
Art Brasch
Vice President



            395 Hudson Street New York, NY 10014-3622 (212) 807-3800